Exhibit 10.21

AMENDMENT NO. 1

to

IHS RESELLER AGREEMENT

THIS AMENDMENT NO. 1 ("Amendment") to the Reseller Agreement dated as of July 2, 2014 ("Agreement") by and between IHS GLOBAL INC. ("IHS"), a Delaware corporation, having its principal place of business at 15 Inverness Way East, Englewood, Colorado 80112 and Brown Technical Media Corporation ("Reseller"), having its principal place of business at 1517 San Jacinto, Houston, TX 77002 is entered into by and between IHS and Reseller as of March 1, 2015 ("Effective Date").

WHEREAS, the parties desire to amend the Agreement;

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Exhibit D FEES to the Agreement shall be deleted in its entirety and replaced with the attached Exhibit D FEES.

2.	Except as otherwise explicitly provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission will be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers and effective as of March 1, 2015.

Brown Technical Media Corp.	IHS GLOBAL INC.

By: /s/ Noah Davis	By:
Printed Name: Noah Davis	Printed Name:
Title: President	Title:
D te: 4/17/15	Date:

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1.	Payment of Fees: $US

Reseller will pay Fees based on upon the following Fee Schedule. Fees will be paid Net 30 days of Invoice Date.

2.	Payment of Fees currency: $US

3.	FEE Schedule

•	Flat 15% discount for all items purchased, with the exceptions and exemptions noted below..

•	Discount Exceptions:

o	The following SDOs receive a 22% discount:
■	ASME BPVC

o	The following SDOs receive a 20% discount:
■	ASHRAE
■	ASME (Excluding BPVC)
■	IEEE
■	NACE
■	NETA

o	The following SDOs receive a 25% discount:
■	AIA/NAS
■	API
■	ASTM
■	IMO
■	Mil Specs/US Government Specs
■	MSS
■	NEMA
■	TIA

o	The following SDOs receive a 17% discount:
■	AWS

•	Exemptions

o	The following content is excluded from this agreement
■	ASME Boiler & Pressure Vessel Code (BPVC)
■	NFPA
■	CFR
■	ICC

•	Handling Fee
o	$0.00

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